OLD MUTUAL ADVISOR FUNDS

Old Mutual Copper Rock Emerging Growth Fund

Supplement dated June 26, 2006

to Class A and C Prospectus dated August 1, 2005 (as previously supplemented on October 5, 2005, December 2, 2005, and December 19, 2005), Institutional Class Prospectus, dated August 1, 2005 (as previously supplemented on October 5, 2005 and December 2, 2005), and Class Z Prospectus, dated December 16, 2005

This Supplement updates certain information contained in the currently effective Prospectuses of Old Mutual Copper Rock Emerging Growth Fund (the “Fund”). The Fund is a series fund of Old Mutual Advisor Funds (the “Trust”). You should retain your Prospectuses and all current supplements for future reference. You may obtain an additional copy of the Prospectuses, free of charge, by calling 1-888-744-5050 or via the Internet at www.oldmutualcapital.com.

At a meeting of shareholders on June 16, 2006, shareholders of the Fund approved a new investment sub-advisory agreement between the Trust, Old Mutual Capital, Inc., the Fund’s investment advisor, and Copper Rock Capital Partners, LLC (“Copper Rock”). Shareholder approval of the new investment sub-advisory agreement was required because Old Mutual (US) Holdings, Inc. acquired a majority ownership interest in Copper Rock on February 9, 2006. Copper Rock had been serving as interim investment sub-advisor to the Fund since the date of the acquisition.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

D-06-376	06/2006